SUBSCRIPTION AGREEMENT

THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION. THERE ARE FURTHER RESTRICTIONS ON THE TRANSFERABILITY OF THE SHARES DESCRIBED HEREIN.

THE PURCHASE OF THE SHARES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

1. The Parties. THIS SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is entered into effective as of the date set forth in the Signature pages of the Agreement by and between BONE BIOLOGICS CORPORATION, a Delaware corporation (alternatively referred to herein as the “Issuer” or the “Company”), and Purchaser identified on the signature page of this Agreement attached hereto and incorporated herein by reference (“Purchaser” or “Subscriber”). The Company and Purchaser are sometimes referred to collectively herein as the “Parties,” and each individually as a “Party.”

2. Recitals. Purchaser acknowledges and understands that the Company is currently offering (the “Offering”) for sale shares of its Common Stock, $0.001 par value per share (the “Shares”). Purchaser further understands that the Offering is being made without registration of the Shares under the Securities Act of 1933, as amended (the “Securities Act”), and is being made to Purchaser in its capacity as an “accredited investor” (as defined in Rule 501 of Regulation D under the Securities Act).

3. Subscription. Subject to the terms and conditions hereof, Purchaser hereby irrevocably subscribes for that number of Shares referenced below on the signature page (the “Purchased Shares”) for the total purchase price also referenced below on the signature page. The purchase price is payable in accordance with Section 6, below. The Parties acknowledge that the Shares will be subject to restrictions on transfer pursuant this Agreement.

4. Acceptance of Subscription and Issuance of Shares; Escrow. It is understood and agreed that the Company shall have the sole right, at its complete discretion, to accept or reject this subscription, in whole or in part, for any reason and that the same shall be deemed to be accepted by the Company only when it is signed by a duly authorized officer of the Company and delivered to Purchaser at the Closing referred to in Section 5 hereof. Notwithstanding anything in this Agreement to the contrary, the Company shall have no obligation to issue any of the Shares to any person who is a resident of a jurisdiction in which the issuance of Shares to it would constitute a violation of the securities, “blue sky” or other similar laws of such jurisdiction (collectively referred to as the “State Securities Laws”). Pending the Closing, all funds will be deposited into escrow with David Kagel, Esq., as escrow agent (the “Escrow Agent”).

5. Closing and Closing Date. The closing of the purchase and sale of the Shares (the “Closing”) shall take place at the offices of the Company, on the day designated by the Company (the “Closing Date”), or at such place as the Parties may agree after satisfaction of the conditions precedent set forth herein.

6. Payment for Shares. Upon execution of this Agreement, payment for the Shares shall be received by the Company from Purchaser by wire transfer of immediately available funds to the account of the Escrow Agent as set forth on the Instructions. As soon as practicable after the Closing the Company shall deliver to Purchaser a certificate for the Purchased Shares. The Company shall deliver certificates representing the Purchased Shares to the undersigned at the Closing bearing an appropriate legend referring to the fact that the Purchased Shares were sold in reliance upon an exemption from registration under the Securities Act.

7. Representations, Warranties and Covenants of the Company. The Company represents, warrants and covenants that:

(a) The Company is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with full power and authority to conduct its business as it is currently being conducted and to own its assets and has secured any other authorizations, approvals, permits and orders required by law for the conduct by the Company of its business as it is currently being conducted.

(b) The Company has duly authorized the issuance and sale of the Purchased Shares upon the terms of their offer by all requisite corporate action. The Company has reserved for issuance such number of Shares.

(c) The Purchased Shares, when issued and paid for, will represent validly authorized, duly issued and fully paid and nonassessable Shares of the Company, and the issuance thereof will not conflict with the Certificate of Incorporation or bylaws of the Company nor, except as described below, with any outstanding warrant, option, call, preemptive right or commitment of any type relating to the Company’s capital stock.

(d) The proceeds from the sale of the Purchased Shares shall be used for the following expenses:

●	Protein development,

●	Laboratory and testing expenses necessary to support that development,

●	Regulatory and clinical expenses, and

●	Development work to extend the patent life of NELL.

(e) We do not anticipate any other offering expenses in this Offering other than legal, accounting and filings costs.

8. Representations and Warranties of Purchaser. Purchaser hereby represents and warrants that:

8.1 General.

(a) Purchaser has all requisite authority to enter into this Agreement and to perform all the obligations required to be performed by Purchaser hereunder, and the purchase of the Purchased Shares will not contravene any law, rule or regulation binding on the undersigned or any investment guideline or restriction applicable to Purchaser.

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(b) Purchaser is a resident of the state (or, was formed in the state, as appropriate) referenced below on the signature page.

(c) Purchaser is not acquiring the Purchased Shares as an agent or otherwise for any other person.

(d) As of the Closing, the consummation by Purchaser of the transactions herein contemplated, including the execution, delivery and consummation of this Agreement, will not violate any requirement of law applicable to or binding upon Purchaser.

(e) Purchaser will comply with all applicable laws and regulations in effect in any jurisdiction in which Purchaser purchases or sells Shares and obtain any consent, approval or permission required for such purchases or sales under the laws and regulations of any jurisdiction to which the undersigned is subject or in which the undersigned makes such purchases or sales, and the Company shall have no responsibility therefor

8.2 Information Concerning the Company.

(a) Purchaser has reviewed or has been given the opportunity to review the Company’s securities filings (the “Securities Filings”) which have been filed with the Securities and Exchange Commission (“SEC”) and are available at www.sec.gov. The undersigned has not been furnished any offering literature and has relied only on the information contained\ in the Securities Filings.

(b) Purchaser is familiar with the business and financial condition, properties, operations, and prospects of the Company, and that there are no guarantees of the success of the Company. Purchaser has been given the opportunity to obtain any information necessary to verify the accuracy of the information set forth in the Securities Filings, and has had access to such information concerning the Company and the Shares as it deems necessary to enable it to make an informed investment decision concerning the purchase of the Purchased Shares.

(c) Purchaser understands that, unless it notifies the Company in writing to the contrary at or before the Closing, all of the representations and warranties contained in Section 8 of this Agreement will be deemed true and correct as of the Closing by Purchaser in all respect with the same effect as though made on closing taking into account all information received by Purchaser from the Company.

(d) Purchaser understands that the purchase of the Purchased Shares involves various risks. Purchaser represents that it is able to bear any loss associated with an investment in the Shares.

(e) Purchaser confirms that it is not relying on any communication (written or oral) of the Company or any of its affiliates, as investment advice or as a recommendation to purchase the Purchased Shares. It is understood that information and explanations related to the terms and conditions of the Purchased Shares provided by the Company or any of its affiliates shall not be considered investment advice or a recommendation to purchase the Purchased Shares, and that neither the Company nor any of its affiliates is acting or has acted as an advisor to Purchaser in deciding to invest in the Purchased Shares. Purchaser acknowledges that neither the Company nor any of its affiliates has made any representation regarding the proper characterization of the Purchased Shares for purposes of determining Purchaser’s authority to invest in the Purchased Shares.

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(f) Purchaser acknowledges that the Company has the right in its sole and absolute discretion to abandon this private placement at any time prior to the completion of the offering. This Agreement shall thereafter have no force or effect and the Company shall return the previously paid subscription price of the Shares, without interest thereon, to Purchaser.

(g) Purchaser understands that no federal or state agency has passed upon the Purchased Shares or made any finding or determination concerning the fairness or advisability of this investment.

(h) The Shares offered hereby are highly speculative, involve a high degree of risk and immediate dilution, and should be purchased only by persons who can afford the loss of their entire investment. Prospective investors are urged to consult their own tax advisors with respect to the U.S. federal income and other tax consequences of purchasing, holding and disposing of the Shares.

(i) Purchaser confirms that the Company has not (A) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Shares or (B) made any representation to the undersigned regarding the legality of an investment in the Shares under applicable legal investment or similar laws or regulations. In deciding to purchase the Shares, the undersigned is not relying on the advice or recommendations of the Company and the undersigned has made its own independent decision that the investment in the Shares is suitable and appropriate for the undersigned.

8.3 The Company plans to use the net proceeds of the Offering as working capital. The Company reserves the right to change the uses of the proceeds of this Offering if unanticipated events or developments make it desirable for it to redirect its priorities and reallocate the proceeds accordingly. We do not anticipate any other offering expenses in this Offering other than legal, accounting and filing costs.

8.4 Accredited Investor Status.

(a) Purchaser is an “accredited investor” as defined in Rule 501(a) under Regulation D of the Securities Act. Purchaser agrees to furnish any additional information reasonably requested to assure compliance with applicable federal and State Securities Laws in connection with the purchase and sale of the Shares and further acknowledges that it has completed the Accredited Investor Questionnaire, attached hereto as Exhibit A and that the information contained therein is complete and accurate as of the date thereof and is hereby affirmed as of the date of the Closing. Any information that has been furnished or that will be furnished by Purchaser to evidence its status as an accredited investor is accurate and complete, and does not contain any misrepresentation or material omission

(b) Purchaser has such knowledge, skill, and experience in business, financial and investment matters so that it is capable of evaluating the merits and risks of an investment in the Purchased Shares. To the extent necessary, it has retained, at its own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and owning the Purchased Shares. Purchaser has considered the suitability of the Purchased Shares as an investment in light of its own circumstances and financial condition and the undersigned is able to bear the risks associated with an investment in the Purchased Shares and its authority to invest in the Purchased Shares.

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8.5 Purchase Transaction and Restrictions on Transfer or Sale of the Shares.

(a) Purchaser is acquiring the Purchased Shares solely for its own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Purchased Shares. Purchaser understands that the Purchased Shares have not been registered under the Securities Act or any State Securities Laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of Purchaser and of the other representations made by Purchaser in this Agreement. Purchaser understands that the Company is relying upon the representations and agreements contained in this Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

(b) As of the Closing Purchaser will be purchasing the Purchased Shares based upon its own independent investigation and evaluation of the Company and its prospects, and the covenants, representations, and warranties of the Company set forth herein. Purchaser is expressly not relying on any oral representations made by the Company or any of its agents.

(c) Purchaser understands that the Purchased Shares are “restricted securities” under applicable federal securities laws and that (a) the Securities Act and the rules of the SEC provide in substance that Purchaser may dispose of the Purchased Shares only pursuant to an effective registration statement under the Securities Act and all applicable state securities laws or in a transaction which is exempt from the registration provisions of the Securities Act and all applicable State Securities Laws. As a consequence, Purchaser understands that it must bear the economic risks of the investment in the Purchased Shares for an indefinite period of time.

(d) Purchaser has not offered or sold any portion of the Purchased Shares and has no present intention of dividing the Purchased Shares with others or of reselling or otherwise disposing of any portion of the Purchased Shares.

(e) Purchaser acknowledges that acknowledges that neither the Company nor any other person offered to sell the Purchased Shares to it by means of any form of general solicitation or advertising, including but not limited to: (A) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (B) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

(f) Purchaser has not used any person as a “purchaser representative” within the meaning of SEC Regulation D to represent it in determining whether it should purchase the Shares, unless otherwise specifically disclosed to, and acknowledged by, the Company in writing.

9. Obligations Irrevocable; Conditions Precedent. The obligations of Purchaser to effect the purchase hereunder shall be irrevocable, except in the event of a breach of a material provision of this Agreement by the Company. Notwithstanding the foregoing, the obligation of Purchaser to purchase the Shares is subject to satisfaction of the following conditions;

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(a) Purchaser shall have received evidence reasonably satisfactory to it that no Event of Default has occurred under the Company’s Convertible Secured Promissory Notes dated October 24, 2014 and May 4, 2015 in favor of Hankey Capital, LLC.

(b) The Company shall have received at least (a) $2,500,000 in gross proceeds from the sale of Shares pursuant to this Purchase Agreement, and (b) $1,250,000 from the exercise of outstanding warrants at an exercise price of $1.58 per share.

10. Legend. Each certificate for Purchased Shares will be imprinted with a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED OR OFFERED FOR SALE OR TRANSFER UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS WITH RESPECT TO SUCH SECURITIES IS THEN IN EFFECT, OR IN THE OPINION OF COUNSEL, SUCH REGISTRATION UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS IS NOT REQUIRED.”

11. Brokers. Purchaser has not entered into any agreement to pay any broker’s or finder’s fee to any Person with respect to this Agreement or the transactions contemplated hereby. In the sole discretion of the Company it may retain brokers and finders, the payment which, if any, will be the sole responsibility of the Company.

12. Registration Rights.

12.1 Demand Registration Rights. One or more Purchasers (collectively, the “Demand Holder”) holding not less than 500,000 Shares, may make a written request, which request will specify the aggregate number of Shares to be registered and will also specify the intended methods of disposition thereof (the “Request Notice”) to the Company for registration with the SEC under and in accordance with the provisions of the Securities Act of all or part of the Shares then owned by the Demand Holder (a “Demand Registration”). Upon any request for a Demand Registration, the Company will use commercially reasonable efforts to effect the prompt registration under the Securities Act of the Shares which the company has been so requested to register by the Demand Holder as contained in the Request Notice, all to the extent required to permit the disposition of the Shares so to be registered in accordance with the intended method or methods of disposition of each seller of such Shares. The Company will not be required to effect more than an aggregate of one Demand Registration. It shall be a condition precedent to the obligations of the Company to take any action that Purchasers requesting inclusion in any registration shall furnish to the Company such information regarding them, the Shares held by them, the intended method of disposition of such Shares and other matters as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company. The obligations hereunder shall expire at such time as the Shares may be sold to the pubic without registration without regard to the volume and manner requirements under Rule 144.

13. Additional Provisions.

13.1 Executed Counterparts. This Agreement may be executed in any number of counterparts, all of which when taken together shall be considered one and the same agreement, it being understood that all Parties need not sign the same counterpart. In the event that any signature is delivered by fax or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof. Each of the Parties hereby expressly forever waives any and all rights to raise the use of a fax machine or E-Mail to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a fax machine or E-Mail, as a defense to the formation of a contract.

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13.2 Successors and Assigns. Except as expressly provided in this Agreement, each and all of the covenants, terms, provisions, conditions and agreements herein contained shall be binding upon and shall inure to the benefit of the successors and assigns of the Parties hereto.

13.3 Article and Section Headings. The article and section headings used in this Agreement are inserted for convenience and identification only and are not to be used in any manner to interpret this Agreement.

13.4 Severability. Each and every provision of this Agreement is severable and independent of any other term or provision of this Agreement. If any term or provision hereof is held void or invalid for any reason by a court of competent jurisdiction, such invalidity shall not affect the remainder of this Agreement.

13.5 Governing Law. This Agreement shall be governed by the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. The laws of the State of Delaware shall only apply to the extent necessary to comply with such law in light of the fact that the Company is a Delaware corporation. Each Party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a Party or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the County of New Castle, Each Party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the County of New Castle, State of Delaware, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.

13.6 Waiver of Jury Trial. PURCHASER IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

13.7 Entire Agreement. This Agreement, and all references, documents, or instruments referred to herein, contains the entire agreement and understanding of the Parties hereto in respect to the subject matter contained herein. The Parties have expressly not relied upon any promises, representations, warranties, agreements, covenants, or undertakings, other than those expressly set forth or referred to herein. This Agreement supersedes any and all prior written or oral agreements, understandings, and negotiations between the Parties with respect to the subject matter contained herein.

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13.8 Additional Documentation. The Parties hereto agree to execute, acknowledge, and cause to be filed and recorded, if necessary, any and all documents, amendments, notices, and certificates which may be necessary or convenient under the laws of the State of Delaware.

13.9 Amendment. This Agreement may be amended or modified only by a writing signed by all Parties.

13.10 Remedies.

(a) Specific Performance. The Parties hereby declare that it is impossible to measure in money the damages which will result from a failure to perform any of the obligations under this Agreement. Therefore, each Party waives the claim or defense that an adequate remedy at law exists in any action or proceeding brought to enforce the provisions hereof.

(b) Cumulative. The remedies of the Parties under this Agreement are cumulative and shall not exclude any other remedies to which any person may be lawfully entitled.

13.11 Waiver. No failure by any Party to insist on the strict performance of any covenant, duty, agreement, or condition of this Agreement or to exercise any right or remedy on a breach shall constitute a waiver of any such breach or of any other covenant, duty, agreement, or condition.

13.12 Assignability. This Agreement is not assignable by either Party without the expressed written consent of all other Parties.

13.13 Notices.

(a) Method and Delivery. All notices, requests and demands hereunder shall be in writing and delivered by hand, by Electronic Transmission, by mail, by telegram, or by recognized commercial over-night delivery service (such as Federal Express, UPS, or DHL) to the address of the respective Party as set forth on the signature page hereto, and shall be deemed given (a) if by hand delivery, upon such delivery; (b) if by Electronic Transmission, upon telephone confirmation of receipt of same; (c) if by mail, forty eight (48) hours after deposit in the United States mail, first class, registered or certified mail, postage prepaid; (d) if by telegram, upon telephone confirmation of receipt of same; or, (e) if by recognized commercial over-night delivery service, upon such delivery.

(b) Consent to Electronic Transmissions. Each Party hereby expressly consents to the use of Electronic Transmissions for communications and notices under this Agreement. For purposes of this Agreement, “Electronic Transmissions” means a communication (i) delivered by facsimile telecommunication or electronic mail when directed to the facsimile number or electronic mail address, respectively, for that recipient on record with the sending Party; and, (ii) that creates a record that is capable of retention, retrieval, and review, and that may thereafter be rendered into clearly legible tangible form.

13.14 Time. All Parties agree that time is of the essence as to this Agreement.

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13.15 Provision Not Construed Against Party Drafting Agreement. This Agreement is the result of negotiations by and between the Parties, and each Party has had the opportunity to be represented by independent legal counsel of its choice. In the event of a dispute, no Party hereto shall be entitled to claim that any provision should be construed against any other Party by reason of the fact that it was drafted by one particular Party.

13.16 Incorporation of Exhibits and Schedules. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof as if set out in full herein.

13.17 Recitals. The facts recited in Section 2, above, are hereby conclusively presumed to be true as between and affecting the Parties.

13.18 Consents, Approvals, and Discretion. Except as herein expressly provided to the contrary, whenever this Agreement requires consent or approval to be given by a Party, or a Party must or may exercise discretion, the Parties agree that such consent or approval shall not be unreasonably withheld, conditioned, or delayed, and such discretion shall be reasonably exercised.

13.19 Definitional Provisions. For purposes of this Agreement, (i) those words, names, or terms which are specifically defined herein shall have the meaning specifically ascribed to them; (ii) wherever from the context it appears appropriate, each term stated either in the singular or plural shall include the singular and plural; (iii) wherever from the context it appears appropriate, the masculine, feminine, or neuter gender, shall each include the others; (iv) the words “hereof”, “herein”, “hereunder”, and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, and not to any particular provision of this Agreement; (v) all references to designated “Articles”, “Sections”, and to other subdivisions are to the designated Articles, Sections, and other subdivisions of this Agreement as originally executed; (vi) all references to “Dollars” or “$” shall be construed as being United States dollars; (vii) the term “including” is not limiting and means “including without limitation”; and, (viii) all references to all statutes, statutory provisions, regulations, or similar administrative provisions shall be construed as a reference to such statute, statutory provision, regulation, or similar administrative provision as in force at the date of this Agreement and as may be subsequently amended.

13.20 Survival. All representations, warranties and covenants contained in this Agreement shall survive (i) the acceptance of the subscription by the Company and the Closing, (ii) changes in the transactions, documents and instruments described in the Offering Documents which are not material or which are to the benefit of the undersigned and (iii) the death or disability of Purchaser.

13.21 Notification of Changes. Purchaser hereby covenants and agrees to notify the Company upon the occurrence of any event prior to the closing of the purchase of the Purchased Shares pursuant to this Agreement which would cause any representation, warranty, or covenant of the undersigned contained in this Agreement to be false or incorrect.

[Signature Page follows]

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PURCHASER INFORMATION AND EXECUTION

Purchaser hereby subscribes for such number of shares of Stock as set forth below and agrees to be bound by the terms and conditions of this Agreement.

1.	Purchaser Name:	Orthofix Inc.

2.	Purchaser’s Contact Info:
	Address:	Attention:	Bob Goodwin
3451 Plano Parkway
Lewisville, TX 75056
	E-mail:	bobgoodwin@irthofix.com
	Phone:	440-251-0819
Fax:

3.	Number of Shares Purchased:	487,804

4.	Total Purchase Price	$1,000,000

/s/ Doug Rice, CFO
Signature of Purchaser
(and title, if applicable)

75-2608036
Taxpayer Identification or Social Security Number

DATED:	2/19/2016

Name as it should appear on Stock Certificate:		Orthofix, Inc.

ACCEPTED BY:

Bone Biologics Corporation, a Delaware corporation

By:	/s/ Stephen R. LaNeve
Name:	Stephen R. LaNeve
Title:	Chief Executive Officer

DATED:	2/22/16

Company’s contact information:	Attention:	Deina Walsh

Bone Biologics Corporation
321 Columbus Avenue
Boston, Massachusetts 02116

E-mail:	dwalsh@bonebiologics.com
Phone:	585-775-7014
Fax:

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